                                                                    EXHIBIT 99.2

                          STONE CONTAINER CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                             OFFER TO EXCHANGE ITS
         9 1/4% SENIOR NOTES DUE 2008 AND 9 3/4% SENIOR NOTES DUE 2011,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                       AS AMENDED, FOR ANY AND ALL OF ITS
                  OUTSTANDING 9 1/4% SENIOR NOTES DUE 2008 AND
                    OUTSTANDING 9 3/4% SENIOR NOTES DUE 2011
              PURSUANT TO THE PROSPECTUS DATED             , 2001

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Stone Container Corporation, a Delaware corporation (the
"Issuer"), made pursuant to the Prospectus dated                  , 2001 (the
"Prospectus"), if certificates for the outstanding 9 1/4% Senior Notes due 2008 of the Issuer (the "2008 Notes") and 9 3/4% Senior Notes due 2011 of the Issuer (the "2011 Notes," and together with the 2008 Notes, the "Outstanding Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuer prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

    BY REGISTERED OR CERTIFIED MAIL:            BY HAND OR OVERNIGHT DELIVERY:

          The Bank of New York                       The Bank of New York
         101 Barclay Street, 7E                       101 Barclay Street
        New York, New York 10286                Corporate Trust Services Window
               Attention:                                Ground Level
                                                   New York, New York 10286
                                                          Attention:

                           BY FACSIMILE TRANSMISSION:
                          (ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 815-6339

                             CONFIRM BY TELEPHONE:

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

    The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on , 2001, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                    SIGNATURES

---------------------------------------------------
                Signature of Owner

---------------------------------------------------
       Signature of Owner (if more than one)

Dated:                                         2001
          ---------------------------------,

Name(s):
          ---------------------------------------

           ---------------------------------------
                       (Please Print)

Address:
          ---------------------------------------

          ---------------------------------------

           ---------------------------------------
                     (Include Zip Code)

Area Code and
Telephone No.:
---------------------------------------------------

Capacity (full title), if signing in a
representative capacity:

---------------------------------------------------

  Taxpayer Identification or Social Security No.:

---------------------------------------------------

Principal amount of 2008 Notes

Exchanged: $
---------------------------------------------------

Certificate Nos. of 2008 Notes (if available)

---------------------------------------------------

---------------------------------------------------

Total $
---------------------------------------------------

Principal amount of 2001 Notes

Exchanged: $
---------------------------------------------------

Certificate Nos. of 2011 Notes (if available)

---------------------------------------------------

---------------------------------------------------

Total $
---------------------------------------------------

IF OUTSTANDING NOTES WILL BE DELIVERED BY
BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST
COMPANY ("DTC") ACCOUNT NO.:

Account No.
---------------------------------------------------

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a clearing agency, insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Restricted Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Restricted Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Restricted Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

      Name of Firm:
                           ------------------------------------------------------------

      Address:
                           ------------------------------------------------------------

                           ------------------------------------------------------------

                           ------------------------------------------------------------

      Area Code and Telephone No.:
      ---------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------
                                             Authorized Signature

      Name:
                      ------------------------------------------------------------------------------
                                                      (Please Print)

      Title:
                           ------------------------------------------------------------------------------

      Date:
                        ------------------------, 2001

NOTE: DO NOT SEND RESTRICTED NOTE CERTIFICATES WITH THIS FORM. CERTIFICATES FOR
      RESTRICTED NOTES SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.

                                       3